Exhibit 99.1

ARALEZ PHARMACEUTICALS TO ENTER INTO PURCHASE AGREEMENTS
TO SELL SUBSTANTIALLY ALL ASSETS

Transactions to be valued at an aggregate of U.S.$250 million

Commences Voluntary Proceedings under CCAA in Canada and Chapter 11 in the United States

Company to Continue Operating Business and Serving Customers As Usual

MISSISSAUGA, Ontario, Aug. 10, 2018 /PRNewswire/ — Aralez Pharmaceuticals Inc. (NASDAQ: ARLZ) (TSX: ARZ) (“Aralez” or the “Company”) announced today that it intends to enter into purchase agreements with two separate stalking-horse purchasers to sell its main operating businesses:  an agreement to sell its VIMOVO® royalties and Canadian operations to Nuvo Pharmaceuticals Inc. (“Nuvo”) in a transaction valued at U.S.$110 million and an agreement to sell its TOPROL-XL® Franchise to its secured lender, certain funds managed by Deerfield Management Company, L.P., in a transaction valued at U.S.$140 million. The Company is also engaged in ongoing efforts to sell the assets not being sold in either of the proposed transactions and intends to wind down its operations following the consummation of the sales.

The letters of intent signed with each of Nuvo and the Company’s secured lender included the material terms of each of the proposed transactions. Each proposed transaction is subject to entry into mutually agreeable definitive agreements, and in the case of Nuvo, obtaining committed financing, which is expected to be provided by the Company’s secured lender. Aralez has agreed to negotiate exclusively with Nuvo (with respect to the assets subject to the proposed transaction with Nuvo) until August 19, 2018. Closing of each proposed transaction is subject to the receipt of applicable regulatory approvals and the satisfaction or waiver of other customary closing conditions. The proposed transactions are not conditioned on one another and will be subject to approval by the applicable courts supervising the Restructuring Proceedings described below.

To facilitate the transactions, Aralez, along with its Canadian subsidiary, Aralez Pharmaceuticals Canada Inc., has elected to commence voluntary proceedings under Canada’s Companies’ Creditor Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice.  In connection with these proceedings, Aralez’s subsidiaries incorporated in the United States and Ireland have elected to file voluntary petitions under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (together with the CCAA proceedings, the “Restructuring Proceedings”).

“Following a thorough financial and strategic review, we believe that these sales, together with an auction process under court supervision are in the best interests of the Company and its stakeholders,” said Adrian Adams, Chief Executive Officer of Aralez.

Aralez, together with its subsidiaries, intends to seek and obtain customary relief from the courts to permit it to continue to operate its business in the ordinary course without interruption during the sale process. In addition, Aralez has obtained commitments for debtor-in-possession (“DIP”) financing of approximately U.S.$15 million, from its secured lender, which is subject to approval of the courts. The Company intends to use the proceeds from the DIP financing, in addition to cash flow from operations, to pay for all goods and services from vendors provided after the CCAA and Chapter 11 filing date in accordance with their current terms. In addition, the Company and its subsidiaries have filed a number of customary pleadings seeking authorization from the courts to pay certain pre-petition obligations, support their business operations and transition them through the Restructuring Proceedings and the sale process. These include the payment of employee wages, salaries and benefits, and certain obligations to vendors.

The sales and Restructuring Proceedings are the culmination of a previously announced financial and strategic review undertaken by the board of directors of the Company. While the Company continued to address and improve its financial profile through several cost savings initiatives, corporate restructurings (including of the discontinuation of its U.S. commercial operations) and the Payment In Kind deferral of its July 1, 2018 interest payment until August 15, 2018, it became increasingly apparent during the course of the board’s financial and strategic review, that absent the legal protection afforded through the Restructuring Proceedings, the Company’s cash position would continue to deteriorate.

Following completion of the board’s strategic review, after careful consideration of all available alternatives and having given due consideration to the interests of all stakeholders, the boards of directors of the Company and each of its North American and Irish subsidiaries, with the assistance, input and advice from legal and financial advisors, have unanimously determined that a sale process under court supervision is in the best interests of the companies. Rob Harris, a director of the Company, abstained from voting on these matters due to a potential conflict of interest relating to the ongoing sale process. In connection with the filing and to facilitate the administration of the Restructuring Proceedings more efficiently, the size of the Board of Directors of the Company has been reduced to four members, consisting of: Arthur Kirsch (Chair), Kenneth Lee, Martin Thrasher, and Adrian Adams, with the following directors resigning: Seth Rudnick, Neal Fowler and Rob Harris.

Aralez is being advised by Moelis & Company LLC and Alvarez & Marsal as its financial advisors and Willkie Farr & Gallagher LLP and Stikeman Elliott LLP as U.S. and Canadian legal counsel, respectively.

Additional Information

Additional information is available on the Company’s website at www.aralez.com, on EDGAR at www.sec.gov, and on SEDAR at www.sedar.com. Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Primeclerk, at https://cases.primeclerk.com/Aralez.

In connection with the proceedings to be commenced today in the Ontario Superior Court of Justice under the CCAA, the Company intends to seek approval for the appointment of Richter Advisory Group Inc. as monitor. In that capacity, Richter Advisory Group Inc. will work with management throughout the Restructuring Proceedings and the sale process while overseeing the CCAA proceedings and reporting to the court. Information will also be available at a website maintained by the Company’s court-appointed monitor in Canada in accordance with the CCAA proceedings, Richter Advisory Group Inc., at http://insolvency.richter.ca/A/Aralez-Pharmaceuticals.

For additional information, vendors and customers may call 1-877-676-4390 or e-mail at aralez@richter.ca.

About Aralez Pharmaceuticals Inc.

Aralez Pharmaceuticals Inc. is a specialty pharmaceutical company focused on delivering meaningful products to improve patients’ lives by acquiring, developing and commercializing products in various specialty areas. Aralez’s Global Headquarters is in Mississauga, Ontario, Canada and the Irish Headquarters is in Dublin, Ireland. More information about Aralez can be found at www.aralez.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding entry into the purchase agreements, sale of businesses and assets not proposed to be sold in the proposed transactions, the winding down of operations following sales, the commencement of the Restructuring Proceedings, the Company’s operations continuing uninterrupted in the ordinary course of business during the Restructuring Proceedings, including its intention to seek relief from the courts, and the satisfaction of day-to-day obligations to employees, suppliers and customers continuing to be met during the Restructuring Proceedings, DIP financing and the use of proceeds from the DIP financing, and the Company’s strategies, plans, objectives, goals, prospects, future performance or results of current and anticipated products, and other statements that are not historical facts, and such statements are typically identified by use of terms such as “may,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “likely,” “potential,” “continue” or the negative or similar words, variations of these words or other comparable words or phrases, although some forward-looking statements are expressed differently.

You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, and are based on current estimates and assumptions made by management in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors that it believes are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct and, as a result, the forward-looking statements based on those estimates and assumptions could prove to be incorrect. Accordingly, actual results, level of activity, performance or achievements or future events or developments could differ materially from those expressed or implied in the forward-looking statements.

In addition, the Company’s operations involve risks and uncertainties, many of which are outside of the Company’s control, and any one or any combination of these risks and uncertainties could also affect whether the forward-looking statements ultimately prove to be correct and could cause the Company’s actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, the uncertainty involved in the Restructuring Proceedings and entering into definitive agreements with each of Nuvo and the Company’s secured lender on mutually agreeable terms or at all; risks related to restructuring costs; the Company’s financing and liquidity; the cooperation of the creditors of the Company; the Company’s ability to meet its ongoing obligations during the Restructuring Proceedings; the ability of the Company to maintain relationships with its employees, suppliers and customers and other third parties in light of the events leading up to and including the Restructuring Proceedings; the ability to obtain goods and services in a timely and cost effective manner; the Company’s ability to comply with its financial and other covenants; the Company’s ability to obtain approval from the courts with respect to any motions; the outcome of the Restructuring Proceedings; the courts’ rulings in the Restructuring Proceedings or a decision of any other Canadian or U.S. court; in general, the length of time the Company will operate under the Restructuring Proceedings, risks associated with any third-party motions, the potential adverse effects of the Restructuring Proceedings on the Company’s liquidity; competition, including increased generic competition (including with respect to the Toprol-XL Franchise); strategic alternatives not being available on reasonable terms, or at all; the Company’s inability to maintain key personnel necessary to manage the business; the Company’s failure to successfully commercialize its products and product candidates; costs and delays in the development and/or approval of the Company’s product candidates, including as a result of the need to conduct additional studies or due to issues with third-party API or finished product manufacturers, or the failure to obtain such approval of the Company’s product candidates for all expected indications or in all targeted territories; with respect to certain products, dependence on reimbursement from third-party payors and the possibility of a failure to obtain coverage or reduction in the extent of reimbursement; the inability to maintain or enter into, and the risks resulting from the Company’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including the Company’s dependence on AstraZeneca AB and Horizon Pharma USA, Inc. for the sales and marketing of Vimovo and the Company’s dependence on AstraZeneca AB for the manufacture and supply of Toprol-XL and the authorized generic; the Company’s dependence on maintaining and renewing contracts with customers, distributors and other counterparties (certain of which may be under negotiation from time to time), including the Company’s inability to renew existing contracts or enter into new contracts on favorable terms, and the risks that we may not be able to maintain the Company’s existing terms with certain customers, distributors and other counterparties; the Company’s ability to protect its intellectual property and defend its patents, including if generic competitors successfully appeal the recent District Court decision with respect to certain Vimovo patents; regulatory obligations and oversight; failure to successfully identify, execute, integrate, maintain and realize expected benefits from new acquisitions, such as the acquisitions of Tribute, Zontivity and the Toprol-XL Franchise; fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies; changes in laws and regulations, including tax laws and unanticipated tax liabilities and laws and regulations regarding the pricing of pharmaceutical products; general adverse economic, market and business conditions; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission (SEC) filings and reports and Canadian securities law filings, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the three month period ended March 31, 2018, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.aralez.com. You should not place undue importance on forward-looking statements and should not rely upon this information as of any other date. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.